                                                                    EXHIBIT 99.1

                       CONSENT AND LETTER OF TRANSMITTAL

 For the Offer to Exchange 13 1/8% Senior Notes Due 2006 and   % Senior Notes
                                   due 2008
                     of Corporacion Durango, S.A. de C.V.
                          For Any and All Outstanding
                12 5/8% Notes Due 2003 (CUSIP No. 40050MAA4) of
                    Grupo Industrial Durango, S.A. de C.V.
                 (US$250,000,000 Principal Amount Outstanding)
       and Solicitation of Consents with respect to Indenture Amendments


   THE EXPIRATION DATE OF THE EXCHANGE OFFER IS 5:00 P.M., NEW YORK CITY TIME,
 ON       , 2001, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE
 EXTENDED, THE "EXPIRATION DATE"). TENDERS OF GID NOTES (AS DEFINED BELOW) IN
 THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO       , 2001,
 BUT NOT THEREAFTER. THE COMPANY RESERVES THE RIGHT TO EXTEND THE EXCHANGE OFFER AT ANY TIME SUBJECT TO COMPLIANCE WITH APPLICABLE LAW.

   CONSENTS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE LATER TO OCCUR OF (I)
 5:00 P.M., NEW YORK CITY TIME, ON        , 2001, BY MAKING A VALID WITHDRAWAL
 OF THE RELATED TENDERED GID NOTES (SUCH TIME AND DATE, THE "CONSENT DATE") OR
 (II) THE TIME AND DATE THAT THE COMPANY HAS RECEIVED CONSENTS TO THE PROPOSED AMENDMENTS FROM THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING AMOUNT OF THE GID NOTES THEN OUTSTANDING A WITHDRAWAL OF TENDERED GID NOTES AFTER THE CONSENT DATE WILL NOT CONSTITUTE A WITHDRAWAL OF A CONSENT.


                 The Exchange Agent for the Exchange Offer is:

                           The Chase Manhattan Bank
                                55 Water Street
                              New York, NY 10014
                              Attn: Victor Matis

  Delivery of this Consent and Letter of Transmittal to the Exchange Agent or to any other person will not constitute a valid tender of the Exchange Notes.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT (AS DESCRIBED IN THE PROSPECTUS) MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR GID NOTES AND DELIVER A RELATED CONSENT TO THE EXCHANGE AGENT ON OR PRIOR TO THE CONSENT DATE.

  The undersigned hereby acknowledges receipt and review of the prospectus and
consent solicitation dated         , 2001 (the "Prospectus") of Corporacion
Durango, S.A. de C.V. (the "Company") and this consent and letter of transmittal (the "Consent and Letter of Transmittal"), which together describe
the Company's (i) offer (the "Exchange Offer") to issue US$     in principal
amount of its 13 1/8% Senior Notes due 2006 (the "2006 Notes") and its   %
Senior Notes due 2008 (the "2008 Notes" and, together with the "2006 Notes", the "Exchange Notes") in exchange for US$1,000 in principal amount of the 12 5/8% Notes due 2003 (the "GID Notes") of Grupo Industrial Durango, S.A. de C.V. ("GID") issued under an indenture (the "Indenture") dated as of July 25, 1996 between GID and The Chase Manhattan Bank, as Trustee and (ii) solicitation for consents (the "Consents") from the holders of the GID Notes to certain proposed amendments to the Indenture (the "Solicitation").

  Upon the terms and subject to the conditions of the Exchange Offer described in this Consent and Letter of Transmittal and the accompanying Prospectus, the undersigned may select the form of consideration received for such undersigned's GID Notes from the following two options, subject to the limitations described below:

    .  new 13 1/8% Senior Notes due 2006

    .  new   % Senior Notes due 2008

  The Company is offering to exchange up to a maximum of US$50 million in aggregate principal amount of GID notes for 2006 notes and US$200 million in aggregate principal amount of GID notes, for 2008 notes.

  Either of the Exchange Notes may be oversubscribed. Therefore tendering holders may receive a different type of exchange note than that for which they tendered, for a portion of the GID Notes that such holder tendered. If either of the exchange Notes are oversubscribed, the Company will issue that type of Exchange Note so that everyone who tenders GID Notes in exchange for that type of Exchange Note will receive that Exchange Note in the same proportion as everyone else who tenders GID Notes in exchange for that type of Exchange Note.

  The Company's Exchange Notes will be issued only in denominations of US$1,000 principal amount and integral multiples of US$1,000. Any fractional principal amount of Exchange Notes which a registered holder is entitled to receive in the Exchange Offer will be paid to registered holders in cash.

  Holders of GID Notes who tender GID Notes on or prior to the Consent Date will receive a payment in respect of their Consent to the proposed amendments to the GID Indenture in an amount equal to US$30 per US$1,000 principal amount of such holder's GID Notes (the "Consent Payment") if all of the Closing Conditions (as defined in the Prospectus) are satisfied. The Company will pay the Consent Payment in cash to the extent that the holder of GID Notes has received 2006 Notes or in additional 2008 Notes to the extent that the holder of GID Notes has received 2008 Notes in the Exchange Offer. The Exchange Notes will be issued only in denominations of US$1,000 principal amount and integral multiples of US$1,000. Any fractional amount of 2008 Notes which a registered holder is entitled to receive as part of the Consent Payment will be paid in cash. If the Company does not receive the requisite Consents, or if the Exchange Offer is not consummated, the Consent will be deemed revoked, and holder will not receive the Consent Payment.

  Holders of GID Notes must tender their GID Notes pursuant to the Exchange Offer in order to validly deliver Consents to the proposed amendments pursuant to the consent solicitation and holders of GID Notes may not tender their GID Notes without delivering the related Consent. Tendered Consents may be revoked at any time prior to the Consent Date. Tenders of GID Notes may be withdrawn
at any time on or prior to expiration or        , 2001, but not thereafter. A
valid withdrawal of tendered GID Notes prior to       , 2001 will not
constitute the concurrent valid revocation of such holder's Consent after the Consent Date.

  Holders of GID Notes may only tender by book-entry transfer to the Exchange Agent's account at The Depositary Trust Company ("DTC") through DTC's Automated Tender Offer Program ("ATOP") by transmitting to the Exchange Agent a computer generated message (an "Agent's Message") in which a holder of the GID Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in this Consent and Letter of Transmittal. DTC will then verify the acceptance and execute a book-entry delivery of the GID Notes to the Exchange Agent's account at DTC. By crediting the GID Notes to the Exchange Agent's account at DTC and by complying with the applicable ATOP procedures with respect to the Exchange Offer, the DTC participant confirms on behalf of itself and the beneficial owners of such GID Notes all provisions of this Consent and Letter of Transmittal (including the representations and warranties) applicable to it and such beneficial owners as fully as if the information required herein had been completed and this Consent and Letter of Transmittal had been executed and delivered to the Exchange Agent.

  Delivery of documents to DTC does not constitute delivery to the Exchange
Agent.

  The DTC participant through which a beneficial owner holds its GID Notes might require that such beneficial owner complete and sign this Consent and Letter of Transmittal, which signature must have a signature guarantee. See Instruction 1 below.

                                  TENDER NOTES

--------------------------------------------------------------------------------
    CHECK HERE IF TENDERED GID NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC
    AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution: __________________________
 DTC Account Number: _____________________________________
 Transaction Code Number: ________________________________

Item 1. Description of GID Notes

  List below the GID Notes to which this Consent and Letter of Transmittal relates. If the space provided is inadequate, list the principal amounts at maturity on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of GID Notes will be accepted only in principal amounts at maturity equal to US$1,000 or integral multiples thereof.


                           DESCRIPTION OF GID NOTES

-------------------------------------------------------------------------------

   Item 1. Name(s) and Address(es) of
        Registered Holder(s) or
Nameof DTC Participant and Participant's
    DTC Account Number in which GID                                           Principal Amount at Maturity
            Notes are Held                    Aggregate Principal Amount at Tendered and as to which Consents
      (Please fill in, if blank)                  Maturity Represented                  are Given*
   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------

 * Unless otherwise specified, it will be assumed that the entire aggregate principal amount at maturity represented by the GID Notes described above is being tendered. Holders who desire to tender their GID Notes pursuant to the Exchange Offer and receive the Consent Payment are required to consent to the proposed amendments with respect to all GID Notes tendered by such Holders. Only Holders may validly tender their GID Notes and deliver their Consents pursuant to the Exchange Offer and Solicitation.


Item 2. Election as to Form of Consideration

  A. [_]Check this box if the undersigned wants to tender all of the
        undersigned's GID Notes in exchange for US$     principal amount of
        2006 Notes for each US$1,000 principal amount of GID Notes.

  B. [_]Check this box if the undersigned wants to tender all of the
        undersigned's GID Notes in exchange for US$     principal amount of
        2008 Notes for each US$1,000 principal amount of GID Notes.

  C. [_]Check this box, and complete the remainder of this section, if the undersigned holds more than US$1,000 in aggregate principal amount of GID Notes and wishes to make a mixed election as to form of consideration.

     (/1/)  Indicate the principal amount of the undersigned's GID Notes for which the undersigned elects to receive only 2006 Notes.
     (/2/)  Indicate the principal amount of the undersigned's GID Notes for which the undersigned elects to receive only 2008 Notes.
            Indicate the total principal amount for which the undersigned a is making this mixed election. (This amount is the total of Item 2C(1) and 2C(2) and must be equal to the total principal amount of the Holder's GID Notes being tendered as indicated in Item 1).

Item 3. Soliciting Dealer if any:

  The Company will pay to soliciting dealers a solicitation fee of US$2.50 per US$1,000 in principal amount of GID Notes tendered, not withdrawn and accepted for purchase and paid pursuant to the Exchange Offer, provided, that the aggregate solicitation fee paid to any one soliciting dealer shall not exceed US$15,000. As used herein, a "soliciting dealer" is an entity covered by the consent and letter of transmittal which designated its name as having solicited and obtained the tender, and is:

  . any broker or dealer in securities, excluding the dealer manager, which is a member of any national securities exchange or of the National Association of Securities Dealers (NASD);

  . any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member; or

  .  any bank or trust company.

  Designate any soliciting dealer below.

      Name: _________________________________________________________

      DTC Account: __________________________________________________

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Corporacion Durango, S.A. de C.V. (the "Company"), a corporation organized under the laws of the United Mexican States, upon the terms and subject to the conditions set forth in its
prospectus and consent solicitation dated                     , 2001 (the
"Prospectus"), receipt of which is hereby acknowledged, and in accordance with this Consent and Letter of Transmittal, and delivers consents to the proposed amendments (the "Consents") with respect to the principal amount of GID Notes indicated above.

  Subject to, and effective upon, acceptance for exchange of, the principal amount of GID Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer and applicable law, including the prior execution of a supplemental indenture (the "Supplemental Indenture") to the Indenture, dated July 25, 1996 (the "Indenture"), between GID and The Chase Manhattan Bank (the "Trustee"), pursuant to which the GID Notes were issued, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the GID Notes tendered hereby. The undersigned also hereby delivers Consents to the proposed amendments with respect to the entire principal amount of GID Notes so tendered.

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such GID Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) transfer ownership of, such GID Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such GID Notes for transfer of ownership on the books of the relevant security register, (iii) receive all benefits and otherwise of such GID Notes and (iv) deliver to the Company and the Trustee, if so requested, this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the proposed amendments and as certification that requisite Consents to the proposed amendments duly executed by holders have been received, all in accordance with the terms and conditions of the Exchange Offer and Solicitation as described in the Prospectus.

  The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent to the proposed amendments with respect to the principal amount of GID Notes tendered herewith, as permitted by the Indenture. The undersigned understands that the Consents provided hereby shall remain in full force and effect unless and until such Consents are revoked in accordance with the procedures set forth in the Prospectus and this Consent and Letter of Transmittal. The undersigned also understands that the proposed amendments will be effected by the Supplemental Indenture which will be executed by GID and the Trustee following receipt of the requisite Consents. However, the proposed amendments, by their terms, do not become effective or effect any change in the operating provisions of the Indenture unless the Company accepts all GID Notes validly tendered (and not withdrawn) pursuant to the Exchange Offer, in which event the proposed amendments shall be deemed effective as of immediately prior to such acceptance. See the section in the Prospectus captioned "The Exchange Offer--Termination and Conditions" for more information on the conditions to acceptance of the Exchange Offer. The Company shall thereafter be obligated to exchange the GID Notes so accepted for the Exchange Notes provided that the Company has received the requisite Consents as described in the Prospectus. The Company will return the GID Notes by crediting the account at DTC from which the GID Notes were delivered promptly after the Expiration Date in the event that the Company does not deliver the Exchange Notes or make the Consent Payment after the Company accepts tender.

  The undersigned also understands that no revocation of Consents may be made after the Consent Date, but if the Exchange Offer is terminated thereafter without any GID Notes having been purchased, the proposed amendments will not become effective.

  The undersigned understands that tenders of GID Notes may be withdrawn, and, prior to the Consent Date, the related Consents may be revoked at any time by written notice of withdrawal or revocation, received by the Exchange Agent, in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights and Revocation of Consents." A valid withdrawal of tendered GID Notes on or prior to the Consent Date will be deemed a revocation of the related Consents. In order for a holder to revoke a Consent, such holder must withdraw the related tendered GID Notes. In the event of a termination of the Exchange Offer, the GID Notes tendered pursuant to the Exchange Offer will be credited to an account maintained at DTC from which such GID Notes were delivered.

  The undersigned understands that tenders of GID Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance of such GID Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and this Consent and Letter of Transmittal. For purposes of the Exchange Offer, the undersigned understands that validly tendered GID Notes (or defectively tendered GID Notes with respect to which the Company has waived, or has caused to be waived, such defect) will be deemed to have been accepted for exchange if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Any tendered GID Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned by crediting the account maintained at DTC from which such GID Notes were delivered.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the GID Notes tendered hereby, to give the Consents contained herein, to acquire the Exchange Notes issuable upon the exchange of such tendered GID Notes, and that, when such tendered GID Notes are accepted for exchange the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the GID Notes tendered hereby, to perfect the undersigned's Consents to the proposed amendments or to complete the execution of the Supplemental Indenture.

  All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

  The undersigned understands that the delivery and surrender of any GID Notes is not effective, and the risk of loss of the GID Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of an Agent's Message, together with any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of GID Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

  Unless otherwise indicated herein under "Special Payment or Issuance Instructions," the undersigned hereby requests that any GID Notes representing principal amounts not tendered or not accepted for payment be issued in the name(s) of the undersigned by book-entry transfer, by credit to the account of DTC, and checks for the Consent Payment to be made in connection with the Exchange Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any GID Notes representing principal amounts not tendered or not accepted for payment and checks for the Consent Payment to be made in connection with the Exchange Offer be delivered to the undersigned by credit to the undersigned's account at DTC.

  In the event that the "Special Payment or Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any GID Notes representing principal amounts not tendered or not accepted for payment be issued in the name(s) of, and checks for the Consent Payment to be made in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) so indicated, and credit for GID Notes representing principal amounts not tendered or not accepted for payment be made to the account of DTC so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment or Issuance Instructions" box or the "Special Delivery Instructions" box to transfer any GID Notes from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such GID Notes so tendered.

          SPECIAL PAYMENT OR                 SPECIAL DELIVERY INSTRUCTIONS
        ISSUANCE INSTRUCTIONS               (See Instructions 1, 3, 4 and 5)
   (See Instructions 1, 3, 4 and 5)


  To be completed ONLY if GID Notes        To be completed ONLY if GID Notes
 in a principal amount not tendered       in a principal amount not tendered
 or not accepted for exchange are to      or not accepted for exchange or
 be issued in the name of, or checks      checks are to be credited to
 are to be issued to the order of,        someone other than the person or
 someone other than the person or         persons whose signature(s)
 persons whose signature(s)               appear(s) within this Consent and
 appear(s) within this Consent and        Letter of Transmittal or to a DTC
 Letter of Transmittal or issued to       account different from that shown
 a DTC account different from that        in the box entitled "Description of
 shown in the box entitled                GID Notes" within this Consent and
 "Description of GID Notes" within        Letter of Transmittal.
 this Consent and Letter of
 Transmittal.                             Name of Institution: ________________

                                                     (Please Print)
 Name of Institution: _______________

            (Please Print)
                                          DTC Account: _______________________


 DTC Account: _______________________
                                          ------------------------------------



 ------------------------------------
  (Taxpayer Identification or Social
           Security Number)
   (See Substitute Form W-9 herein)

                                PLEASE SIGN HERE
                       (To be completed by all tendering
                  and consenting Holders regardless of whether
                 Notes are being physically delivered herewith)

   By completing, executing and delivering this Consent and Letter of Transmittal, the undersigned hereby consents to the proposed amendments (and to the execution of a Supplemental Indenture effecting the proposed amendments) with respect to, and tenders, the principal amount at maturity of the GID Notes listed in the box in Item 1 above labeled "Description of GID Notes" under the column heading "Principal Amount at Maturity Tendered and as to which Consents are Given" (or, if nothing is indicated therein, the entire aggregate principal amount at maturity represented by the GID Notes described in such box).

   This Consent and Letter of Transmittal must be signed by the Holder(s) exactly as such participant's name appears on a security position listing as owner of GID Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 3.

 ---------------------------------------------------------
    Signature(s) of Registered Holder(s) or Authorized
                         Signatory
             (See guarantee requirement below)

 Dated:        , 2001
 Name(s) ______________________________________________________________________
                                 (Please print)
 Capacity _____________________________________________________________________
 Address ______________________________________________________________________
                               (Include Zip Code)
 Area Code and Tel. No. _______________________________________________________

 Tax Identification or Social Security No. ____________________________________
                  (Complete Accompanying Substitute Form W-9)
                         Medallion Signature Guarantee
                        (If Required--see Instruction 1)
 Authorized Signature _________________________________________________________
 Name of Firm _________________________________________________________________
 Dated: _______, 2001

                                 INSTRUCTIONS

Forming part of the terms and conditions of the Exchange Offer.

  1. Signature Guarantees. A DTC participant might require a beneficial owner of the GID Notes to sign this Consent and Letter of Transmittal. All signatures on this Consent and Letter of Transmittal must be guaranteed by a medallion signature guarantor. If the GID Notes are registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if GID Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder, then the signatures on this Consent and Letter of Transmittal must be guaranteed by a medallion signature guarantor as described above. See Instruction 3.

  2. Delivery of Consent and Letter of Transmittal and GID Notes. A holder must do the following on or prior to the Expiration Date to participate in the Exchange Offer:

  . tender and deliver the Holder's GID Notes by delivering to the Exchange Agent a computer generated message, called an "agent's message", transmitted by means of the book-entry transfer facility's Automated Tender Offer Program ("ATOP") system. The Agent's Message, in part, confirms that a book-entry transfer of the GID Notes into the Exchange Agent's account at the book-entry transfer facility has occurred. It also states that the book-entry facility has received an express acknowledgment from the participant of the book-entry transfer facility who is tendering the GID Notes that:

      . the participant has received this Consent and Letter of Transmittal;

      . the participant has agreed to be bound by its terms; and

      . that the Company may enforce the Consent and Letter of Transmittal against the participant.

  A confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all GID Notes delivered electronically and any other documents required by this Consent and Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Consent Date (in order to receive the Consent Payment) or the Expiration Date, as the case may be. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

  No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Consent and Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their GID Notes for exchange.

  3. Signatures on Consent and Letter of Transmittal, Instruments of Transfer and Endorsements. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the GID Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the GID Notes.

  If this Consent and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

  If this Consent and Letter of Transmittal is signed by a person who is neither (1) a registered holder nor (2) exchanging GID Notes for the account of an eligible guarantor institution, the signature of such person must be guaranteed by an eligible guarantor institution.

  Pursuant to authority granted by DTC, any DTC participant which has GID Notes credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly provide a Consent to the proposed amendments as though it were the registered holder by delivering an Agent's Message to DTC.

  4. Special Payment or Issuance and Delivery Instructions. All GID Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC, unless the appropriate box on this Consent and Letter of Transmittal is checked, in which case the GID Notes will be returned by crediting the account indicated in such box.

  5. Transfer Taxes. Except as set forth in this Instruction 5, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of GID Notes to it, or to its order, pursuant to the Exchange Offer. If payment of the Consent Payment is to be made to, or if GID Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered GID Notes are registered in the name of any persons other than the persons signing this Consent and Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder or such other person) payable on account of the transfer to such other person will be deducted from the Consent Payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. In addition, to the extent there is any Mexican withholding tax on the Consent Payment, the Company will pay additional amounts so that the net amount received by the holder after payment of a Mexican withholding tax will be equal to the amount that would have been received by that holder if no withholding tax had been payable.

  6. Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering GID Notes and providing Consents to the proposed amendments and requests for assistance may be directed to the Information Agent, the Exchange Agent or dealer manager and Solicitation Agent at their respective telephone numbers set forth on the last page of this document. Additional copies of the Prospectus, the Consent and Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at the address and telephone number set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

IMPORTANT: In order to validly tender GID Notes pursuant to the Exchange Offer and validly deliver Consents pursuant to the Solicitation, an Agent's Message and all other required documents, must be received by the Exchange Agent on or prior to the Consent Date with respect to Holders wishing to receive the Consent Payment and on or prior to the Expiration Date with respect to Holders wishing to receive the Exchange Notes. In order to receive the Consent Payment, a Holder (or the client of such Holder) must deliver an Agent's Message and tender of the GID Notes through DTC on or prior to the Consent Date.

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax law, a tendering Holder may be subject to backup withholding tax at a rate of 31% with respect to the delivery by the Exchange Agent of the Exchange Offer and the payment of the Consent Payment, if any, unless such Holder (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding, (ii) provides its correct taxpayer identification number ("TIN"), certifies that it is not currently subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules, or (iii) certifies as to its non-U.S. status. Completion of a Substitute Form W-9, in the case of a U.S. Holder, or Substitute Form W-8, in the case of a non-U.S. Holder, each provided in the Consent and Letter of Transmittal, should be used for this purpose. Failure to provide such Holder's taxpayer identification number on the Substitute Form W-9, if applicable, may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service. More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The box in part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is so checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% on all such payments of the Consent Payment, if any, until a TIN is provided to the Exchange Agent.

Substitute Form W-8
(Rev. September 1992)
                         Certificate of Foreign Status
Department of the Treasury
Internal Revenue Service

Please print or type

--------------------------------------------------------------------------------
   Name of owner (if joint account, also give joint       U.S. taxpayer
   owner's name)                                          identification
   (See Specific Instructions)                            number (if any)


  ----------------------------------------------------------------------------
   Permanent address (See Specific Instructions.) (Include apt. or suite no.)


  ----------------------------------------------------------------------------
   City, province or state, postal code, and country


  ----------------------------------------------------------------------------
   Current mailing address, if different from permanent address (include apt. or suite no., or P.O. box if mail is not delivered to street address.)


  ----------------------------------------------------------------------------
   City, town or post office, state, and ZIP code (if foreign address, enter city, province or state, postal code, and country.)


--------------------------------------------------------------------------------
List account information here
(Optional, see Specific Instruction.)

                  Account number Account type    Account number  Account type

--------------------------------------------------------------------------------
Notice of Change in Status--To notify the payer, mortgage interest recipient, broker, or barter exchange that you no longer qualify for exemption, check here....................................................  [_]

If you check this box, reporting will begin on the account(s) listed.
--------------------------------------------------------------------------------
     Certification.--(Check applicable box(es)). Under penalties of perjury, I certify that:

 Please Sign Here
     [_]For INTEREST PAYMENTS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust). [_]For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).
     [_]For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person as defined in the instructions below.

      ----------------------------------------------------------------------
      Signature                                           Date
--------------------------------------------------------------------------------

General Instructions

(Section references are to the Internal Revenue Code unless otherwise noted.)

Purpose

Use Form W-8 or a substitute form containing a substantially similar statement to tell the payer, mortgage interest recipient, middle man, broker, or barter exchange that you are a non-resident alien individual, foreign person, entity, or exempt foreign not subject to certain U.S. information return reporting or backup withholding rules.

Caution: Form W-8 does not exempt the payee from the 30% (or lower treaty) nonresident withholding rates.

Nonresident Alien Individual

For income tax purposes, "nonresident alien individual" means individual who is neither a U.S. citizen nor resident. Generally, an alien is considered to be a U.S. resident if:

  . The individual was a lawful permanent resident of the United States at any time during the calendar year, that is, alien held an immigrant visa (a "green card"), or

  .  The individual was physically present in the United States on:

    (1) at least 31 days during the calendar year, and

    (2) 183 days or more during the current year and the 2 preceding calendar years (counting all the days of physical presence in the current year, one-third the number of days of presence in the first preceding year, and only one-sixth of the number of days in the second preceding year).

See Pub. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

GID Note: If you are a nonresident alien individual married to a citizen or resident and have made an election under section 6013(g) or (h), you are treated as a U.S. resident and may not use Form W-8.

Exempt Foreign Person

For purposes of this form, you are an "exempt foreign person" for a calendar year in which:

    1. you are a nonresident alien individual or a foreign corporation, partnership, estate, or trust,

    2. you are an individual who has not been, and plans not to be, present in the United States for a total of 183 days or more during the calendar year, and

    3. you are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

If you do not meet the requirement of 2 or 3 above, you may instead certify on Form 1001, Ownership, Exemption, or Reduced Rate Certificate, that your country has a tax treaty with the United States that exempts your transactions from U.S. tax.

Filing Instructions

When To File.--File Form W-8 or substitute form before a payment is made. Otherwise, the payer may have to withhold and send part of the payment to the Internal Revenue Service (see Backup Withholding below). This certificate generally remains in effect for three calendar years. However, the payer may require you to file a new certificate each time a payment is made to you.

Where To File.--File this form with the payer of the qualifying income who is the withholding agent (see Withholding Agent on page 2). Keep a copy for your own records.

Backup Withholding

A U.S. taxpayer identification number or Form W-8 or substitute form must be given to the payers of certain income. If a taxpayer identification number or Form W-8 or substitute form is not provided or the wrong taxpayer identification number is provided, these payers may have to withhold 31% of each payment or transaction. This is called backup withholding.

Reportable payments subject to backup withholding rules are:

  .  Interest payments under section 6049(a).

  .  Dividend payments under sections 6042(a) and 6044.

  . Other payments (i.e., royalties and payments from brokers and barter exchanges) under sections 6041, 6041A(a), 6045, 6050A, and 6050N.

If backup withholding occurs, an exempt foreign person who is a nonresident alien individual may get a refund by filing Form 1040NR, U.S. Nonresident Alien Income Tax Return, with the Internal Revenue Service Center, Philadelphia, PA 19255, even if filing the return is not otherwise required.

U.S. Taxpayer Identification Number

The Internal Revenue law requires that certain income be reported to the Internal Revenue Service using a U.S. taxpayer identification number (TIN). This number can be a Social Security number assigned to individuals by the Social Security Administration or an employer identification number assigned to businesses and other entities by the Internal Revenue Service.

Payments to account holders who are foreign persons (nonresident alien individuals, foreign corporations, partnerships, estates, or trusts) generally are not subject to U.S. reporting requirements. Also, foreign persons are not generally required to have a TIN, nor are they subject to any backup withholding because they do not furnish a TIN to a payer or broker.

However, foreign persons with income effectively connected with a trade or business in the United States (income subject to regular (graduated) income tax), must have a TIN. To apply for a TIN, use Form SS-4, Application for Employer Identification Number, available from local Internal Revenue Service offices, or Form SS-5, Application for a Social Security Card, available from local Social Security Administration offices.

Special Rules

Mortgage Interest.--For purposes of the reporting rules, mortgage interest is interest paid on a mortgage to a person engaged in a trade or business of originating mortgages in the course of that trade or business. A mortgage interest recipient is one who receives interest on a mortgage that was acquired in the course of a trade or business.

Mortgage interest is not subject to backup withholding rules, but is subject to reporting requirements under section 6050H. Generally, however, the reporting requirements do not apply if the payer of record is a nonresident alien individual who pays interest on a mortgage not secured by real property in the United States. Use Form W-8 or substitute form to notify the mortgage interest recipient that the payer is a nonresident alien individual.

Portfolio Interest.--Generally, portfolio interest paid to a nonresident alien individual or foreign partnership, estate, or trust is not subject to backup withholding rules. However, if interest is paid on portfolio investments to a beneficial owner that is neither a financial institution nor a member of a clearing organization, Form W-8 or substitute form is required.

Registered obligations not targeted to foreign markets qualify as portfolio interest not subject to 31% withholding, but require the filing of Form W-8 or substitute form. See Instructions to Withholding Agents on this page for reporting rules.

See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Corporations, for registered obligations targeted to foreign markets and when Form W-8 or substitute form is not required on these payments.

Bearer obligations.--The interest from bearer obligations targeted to foreign markets is treated as portfolio interest and is not subject to 30% withholding. Form W-8 or substitute form is not required.

Dividends.--Any distribution or payment of dividends by a U.S. corporation sent to a foreign address is subject to the 30% (or lower treaty) withholding rate, but is not subject to backup withholding. Also, there is no backup withholding on dividend payments made to a foreign person by a foreign corporation. However, the 30% withholding (or lower treaty) rate applies to dividend payments made to a foreign person by a foreign corporation if:

  . 25% or more of the foreign corporation's gross income for the three preceding taxable years was effectively connected with a U.S. trade or business, and

  . The corporation was not subject to the branch profits tax because of an income tax treaty (see section 884(e)).

If a foreign corporation makes payments to another foreign corporation, the recipient must be a qualified resident of its country of residence to benefit from that country's tax treaty.

Broker or Barter Exchanges.--Income from transactions with a broker or barter exchanges is subject to reporting rules and backup withholding unless form W-8 or substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person as defined on page 1.

Specific Instructions

Name of Owner.--If Form W-8 is being filed for portfolio interest, enter the name of the beneficial owner.

U.S. Taxpayer Identification Number.--If you have a U.S. taxpayer identification number, enter your number in this space (see the discussion earlier).

Permanent Address.--Enter your complete address in the country where you reside permanently for income tax purposes.

If you are:                   Show the address of:
An individual                 Your permanent residence
A partnership or corporation  Principal office
An estate or trust            Permanent residence or
                              principal office of any fiduciary

Also show your current mailing address if it differs from your permanent address.

Account Information (optional).--If you have more than one account (savings, certificate of deposit, pension, IRA, etc.) with the same payer, list all account numbers and types on one Form W-8 or substitute form unless your payer requires you to file a separate certificate for each account.

If you have more than one payer, file a separate Form W-8 with each payer.

Signature.--If only one foreign person owns the account(s) listed on this form, that foreign person should sign the Form W-8.

If each owner of a joint account is a foreign person, each should sign a separate Form W-8.

Notice of Change in Status.--If you become a U.S. citizen or resident after you have filed Form W-8 or substitute form, or you cease to be an exempt foreign person, you must notify the payer in writing within 30 days of your change in status.

To notify the payer, you may check the box in the space provided on this form or use the method prescribed by the payer.

Reporting will then begin on the account(s) listed and backup withholding may also begin unless you certify to the payer that:

    (1) The U.S. taxpayer identification number you have given is correct, and

    (2) The Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain income.

You may use Form W-9, Request for Taxpayer Identification Number and Certification, to make these certifications.

If an account is no longer active, you do not have to notify a payer of your change in status unless you also have another account with the same payer that is still active.

False Certificate.--If you file a false certificate when you are not entitled to the exemption from withholding or reporting, you may be subject to fines and/or imprisonment under U.S. perjury laws.

Instructions to Withholding Agents.-- Withholding Agent.--Generally, the person responsible for payment of the item discussed above to a nonresident alien individual or foreign entity is the withholding agent (see Pub. 515).

Retention of Statement.--Keep Form W-8 or substitute form in your records for at least four years following the end of the last calendar year during which the payment is paid or collected.

Portfolio Interest.--Although registered obligations not targeted to foreign markets are not subject to 30% withholding, you must file Form 1042S, Foreign Person's U.S. Source Income Subject to Withholding, to report the interest payment. Both Form 1042S and a copy of Form W-8 or substitute form must be attached to Form 1042, Annual Withholding Tax Return for U.S. Source Income of Foreign Persons.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the
Payer -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------        -----------------------------------


                  Give the
For this type of  SOCIAL SECURITY
account:          number of--
------------------------------------------------------
1.An
 individual's
 account          The individual
2. Two or more    The actual owner of the
   individuals    account or, if combined
   (joint         funds, any one of the individuals/1/
   account)
3. Husband and    The actual owner of the
   wife (joint    account or, if joint funds,
   account)       either person/1/
4. Custodian      The minor/2/
   account of a
   minor
   (Uniform Gift
   to Minors
   Act)
5. Adult and      The adult or, if the minor
   minor (joint   is the only contributor,
   account)       the minor/2/
6. Account in     The ward, minor, or
   the name of    incompetent person/3/
   guardian or
   committee for
   a designated
   ward, minor,
   or
   incompetent
   person
7.a. The usual    The grantor-trustee/1/
   revocable
   savings
    trust
   account
   (grantor is
   also  trustee)
b. So-called      The actual owner/1/
   trust account
   that  is not
   a legal or
   valid trust
    under State
   law
------------------------------------------------------

                   Give the EMPLOYER
For this type of   IDENTIFICATION
account:           number of--
                                           ---
8. Sole
   proprietorship
   account         The owner/4/
9. A valid trust,  Legal entity (Do not
   estate, or      furnish the identifying
   pension trust   number of the personal
                   representative or trustee
                   unless the legal entity
                   itself is not designated in
                   the account title.)/5/
10. Corporate
    account        The corporation
11. Religious,     The organization
    charitable,
    or
    educational
    organization
    account
12. Partnership    The partnership
    held in the
    name of the
    business
13. Association,   The organization
    club or other
    tax-exempt
    organization
14. A broker or    The broker or nominee
    registered
    nominee
15. Account with   The public entity
    the
    Department of
    Agriculture
    in the name
    of a public
    entity (such
    public entity
    as a State or
    local
    governmental,
    school
    district or
    prison) that
    receives
    agricultural
    program
    payments
                                           ---

--------------
1 List first and circle the name of the person whose number you furnish. 2Circle the minor's name and furnish the minor's social security number. 3Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
4Show the name of the owner.
5List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
Obtaining a Number
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5. Application for a Social Security Number Card, or Form SS-4 Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:
 . A corporation.
 . A financial institution.
 . An organization exempt from tax under section 501(a), or an individual retirement plan.
 . The United States or any agency or instrumentality thereof.
 . A State, The District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
 . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
 . An international organization or any agency, or instrumentality thereof.
 . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
 . A real estate investment trust.
 . A common trust fund operated by a bank under section 584(a).
 . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
 . An entity registered at all times under the Investment Company Act of
   1940.
 . A foreign central bank of issue.
Payment of dividends and patronage dividends not generally subject to backup withholding include the following:
 . Payments to nonresident aliens subject to withholding under section 144 1. . Payments to partnerships not engaged in a trade or business in the U.S.
   and which have at least one nonresident partner.
 . Payments of patronage dividends where the amount renewed is not paid in money.
 . Payments made by certain foreign organizations.
 . Payments made to a nominee.
Payments of interest not generally subject to backup withholding include the following:
 . Payments of interest on obligations issued by individuals. GID Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
 . Payments of tax-exempt interest (including exempt interest dividends under section 852).
 . Payments described in section 6049(b)(5) to nonresident aliens.
 . Payments made by certain foreign organizations.
 . Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
 Certain payments other than interest dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.
Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                PAYER'S NAME: CORPORACION DURANGO, S.A. DE C.V.

                        Part 1--PLEASE PROVIDE YOUR    ----------------------
 SUBSTITUTE             TIN IN THE BOX AT RIGHT AND        Social Security
 Form W-9               CERTIFY BY SIGNING AND                Number(s)
                        DATING BELOW.                            OR
 Department of                                         ----------------------
 the Treasury                                          Employer Identification
 Internal                                                     Number(s)
 Revenue Service       --------------------------------------------------------


 Payer's Request for    Part 2--Certification-Under penalties of perjury, I
 Taxpayer               certify that:
 Identification
 Number ("TIN")

                        (1) The number shown on this form is my correct taxpayer identification number. (or I am waiting for a number to be issued for me), and

                        (2)  I am not subject to backup withholding because:
                             (a) I am exempt from backup withholding, or (b)
                             I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                       --------------------------------------------------------
                                                                    Part III

                                                                  Awaiting
                        Certification Instructions--You must      TIN [_]
                        cross out item (2) above if you have
                        been notified by the IRS that you are
                        currently subject to backup
                        withholding because of under
                        reporting interest or dividends on
                        your tax return.

                        Signature: _____________  Date: ______

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 OR GREATER PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE SPREAD OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART. 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 Signature _______________________________________  Dated ____________

               The information agent for the exchange offer is:

                             D.F. King & Co., Inc.
                                77 Water Street
                           New York, New York 10005

                       Banks and Brokers, call collect:
                                (212) 269-5550

                            Others, call toll free:
                                (800) 714-3312

The exclusive dealer manager and solicitation agent for the exchange offer and consent solicitation is:

                        Banc of America Securities LLC
                       100 North Tryon Street, 7th Floor
                              Charlotte, NC 28255
                    Attention: High Yield Special Products
                        Tel.: (704) 388-4807 (Collect)
                       Tel.: (888) 292-0070 (Toll Free)

  No person has been authorized to give any information or to make any representations other than those contained in this prospectus and consent solicitation and, if given or made, such information or representations must not be relied upon as having been authorized. This statement and any related documents do not constitute an offer to buy or the solicitation of an offer to sell notes in any circumstances in which such offer or solicitation is unlawful. In those jurisdictions where the securities, blue sky or other laws require the offer to be made by a licensed broker or dealer, the offer shall be deemed to be made on behalf of Corporacion Durango, S.A. de C.V. by the dealer manager and solicitation agent or one or more registered brokers or dealers licensed under the laws of that jurisdiction.

  In order to tender, a holder must tender pursuant to DTC's Automated Tender Offer Program.

                 The exchange agent for the exchange offer is:

                           The Chase Manhattan Bank
                      Capital Markets Fiduciary Services
                          450 W. 33rd St., 15th Floor
                            New York, NY 10001-2697

  Any questions or requests for assistance or for additional copies of this prospectus and consent solicitation, the consent and letter of transmittal or related documents may be directed to the information agent at its telephone number set forth below. A holder may also contact the dealer manager and solicitation agent at its telephone number set forth below or such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.